                                                        EXHIBIT 99.N.4


                             ARTHUR ANDERSEN LLP

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the inclusion in this registration statement on Form N-2 (File No. 333-24877 Pre-effective Amendment No. 2) of our report dated March 26, 1997, on our audit of the consolidated financial statements of Tri-Magna Corporation and Subsidiaries, and to all references to our Firm included in this registration statement.


                                        /s/ Arthur Andersen LLP

                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
April 25, 1997